SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE	12 Months Ended
Dec. 31, 2013
SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND LOSS PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND INCOME (LOSS) PER COMMON SHARE

On April 2, 2010, we entered into an Exchange Agreement with the U.S. Department of the Treasury (“UST”) pursuant to which the UST agreed to exchange all 72,000 shares of our Series A Fixed Rate Cumulative Perpetual Preferred Stock, with an original liquidation preference of $1,000 per share (“Series A Preferred Stock”), beneficially owned and held by the UST, plus accrued and unpaid dividends on such Series A Preferred Stock, for shares of our Series B Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, with an original liquidation preference of $1,000 per share (“Series B Preferred Stock”). As part of the terms of the Exchange Agreement, we also agreed to amend and restate the terms of the warrant, dated December 12, 2008, issued to the UST to purchase 346,154 shares of our common stock.

On April 16, 2010, we closed the transactions described in the Exchange Agreement and we issued to the UST: (1) 74,426 shares of our Series B Preferred Stock and (2) the Amended and Restated Warrant to purchase 346,154 shares of our common stock at an exercise price of $7.234 per share and expiring on December 12, 2018 (the “Amended Warrant”). These securities were issued in exchange for all of the 72,000 shares of Series A Preferred Stock and the original warrant that had been issued to the UST in December 2008 pursuant to the Troubled Asset Relief Program (“TARP”) Capital Purchase Program, plus approximately $2.4 million in accrued dividends on such Series A Preferred Stock.

With the exception of being convertible into shares of our common stock, the terms of the Series B Preferred Stock were substantially similar to the terms of the Series A Preferred Stock that was exchanged. The Series B Preferred Stock qualified as Tier 1 regulatory capital and paid cumulative dividends quarterly at a rate of 5% per annum.

On July 26, 2013 we executed a Securities Purchase Agreement (“SPA”) with the UST. Under the terms of the SPA, we agreed to purchase from the UST for $81.0 million in cash consideration: (i) 74,426 shares of our Series B Preferred Stock, including any and all accrued and unpaid dividends; and (ii) the Amended Warrant. On August 30, 2013 we closed the SPA transaction with the UST and we exited TARP. On that date the Series B Preferred Stock and Amended Warrant had book balances of $87.2 million (including accrued dividends) and $1.5 million, respectively. This transaction resulted in a discount of $7.7 million of which $7.6 million was allocated to the Series B Preferred Stock and included in net income applicable to common stock and $0.1 million was allocated to the Amended Warrant and recorded to common stock.

On August 28, 2013 we sold 11.5 million shares of our common stock for gross proceeds of $89.1 million in a public offering and on September 10, 2013 we sold an additional 1.725 million shares of our common stock for gross proceeds of $13.4 million pursuant to the underwriters’ overallotment option (collectively, the “Common Stock Offering”). The net proceeds from the Common Stock Offering were approximately $97.1 million.

On July 7, 2010 we executed an Investment Agreement and Registration Rights Agreement with Dutchess Opportunity Fund, II, LP (“Dutchess”) for the sale of shares of our common stock. These agreements served to establish an equity line facility as a contingent source of liquidity at the parent company level. Pursuant to the Investment Agreement, Dutchess committed to purchase up to $15.0 million of our common stock over a 36-month period ending November 1, 2013. We had the right, but no obligation, to draw on this equity line facility from time to time during such 36-month period by selling shares of our common stock to Dutchess. The sales price was at a 5% discount to the market price of our common stock at the time of the draw (as such market price was determined pursuant to the terms of the Investment Agreement). Through 2013, we had sold a total of 1.40 million shares (0.17 million shares during 2013, 0.45 million shares during 2012, 0.43 million shares during 2011 and 0.35 million shares during 2010) of our common stock to Dutchess under this equity line for total net proceeds of approximately $4.2 million. Given the existing cash levels and our forecasted future cash needs at the parent company along with our expectation that the Bank will be able to transfer funds to the parent company at a future date, we determined to not renew this equity line facility on November 1, 2013.

On November 15, 2011, we entered into a Tax Benefits Preservation Plan (the “Preservation Plan”) with our stock transfer agent, American Stock Transfer & Trust Company. Our Board of Directors adopted the Preservation Plan in an effort to protect the value to our shareholders of our ability to use deferred tax assets such as net operating loss carry forwards to reduce potential future federal income tax obligations. Under federal tax rules, this value could be lost in the event we experienced an “ownership change,” as defined in Section 382 of the federal Internal Revenue Code. The Preservation Plan attempts to protect this value by reducing the likelihood that we will experience such an ownership change by discouraging any person who is not already a 5% shareholder from becoming a 5% shareholder (with certain limited exceptions).

On November 15, 2011, our Board of Directors declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of our common stock under the terms of the Preservation Plan. The dividend is payable to the holders of common stock outstanding as of the close of business on November 15, 2011 or outstanding at any time thereafter but before the earlier of a “Distribution Date” and the date the Preservation Plan terminates. Each Right entitles the registered holder to purchase from us 1/1000 of a share of our Series C Junior Participating Preferred Stock, no par value per share (“Series C Preferred Stock”). Each 1/1000 of a share of Series C Preferred Stock has economic and voting terms similar to those of one whole share of common stock. The Rights are not exercisable and generally do not become exercisable until a person or group has acquired, subject to certain exceptions and conditions, beneficial ownership of 4.99% or more of the outstanding shares of common stock. At that time, each Right will generally entitle its holder to purchase securities of the Company at a discount of 50% to the current market price of the common stock. However, the Rights owned by the person acquiring beneficial ownership of 4.99% or more of the outstanding shares of common stock would automatically be void. The significant dilution that would result is expected to deter any person from acquiring beneficial ownership of 4.99% or more and thereby triggering the Rights.

To date, none of the Rights have been exercised or have become exercisable because no unpermitted 4.99% or more change in the beneficial ownership of the outstanding common stock has occurred. The Rights will generally expire on the earlier to occur of the close of business on November 15, 2016 and certain other events described in the Preservation Plan, including such date as our Board of Directors determines that the Preservation Plan is no longer necessary for its intended purposes.

A reconciliation of basic and diluted net income (loss) per common share for the years ended December 31 follows:

	2013	2012	2011
	(In thousands, except per share amounts)
Net income (loss) applicable to common stock	$82,062	$21,851	$(24,357)
Convertible preferred stock dividends	3,001	4,347	-
Preferred stock discount	(7,554)	-	-
Net income (loss) applicable to common stock for calculation of diluted earnings per share (1) (2)	$77,509	$26,198	$(24,357)

Weighted average shares outstanding	13,970	8,709	8,277
Effect of convertible preferred stock	7,314	23,892	61,281
Restricted stock units	363	216	122
Stock units for deferred compensation plan for non-employee directors	125	66	7
Effect of stock options	92	2	-
Weighted average shares outstanding for calculation of diluted earnings per share (1)	21,864	32,885	69,687

Net income (loss) per common share
Basic (2)	$5.87	$2.51	$(2.94)
Diluted	$3.55	$0.80	$(2.94)

(1)	For any period in which a loss is recorded, dividends on convertible preferred stock are not added back in the diluted per common share calculation. For any period in which a loss is recorded, the assumed conversion of convertible preferred stock, assumed exercise of common stock warrants, assumed exercise of stock options, restricted stock units and stock units for a deferred compensation plan for non-employee directors would have an anti-dilutive impact on the net loss per common share and thus are ignored in the diluted per common share calculation.
(2)	Basic net income (loss) per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income (loss) per common share because they were anti-dilutive totaled 0.1 million, 0.1 million and 0.1 million for 2013, 2012 and 2011, respectively. The warrant to purchase 346,154 shares of our common stock was also not considered in computing the diluted income (loss) per common share in 2013, 2012 and 2011 as it was anti-dilutive.